UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): July 19, 2007

Commission File Number: 0-51891
INTERNATIONAL STEM CELL CORPORATION
(Exact name of small business Issuer as specified in its charter)

Delaware	0-51891	20-4494098

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2595 Jason Court Oceanside, CA		92056

(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (760) 940-6383
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-s(b))
☐     Pre-commencment communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On September 5, 2007, International Stem Cell Corporation (the “Company”) issued a press release announcing that data from an independent third party laboratory has confirmed that the Company has successfully created tissue compatible with a human cornea from embryonic stem cells.
Item 9.01 Financial Statements and Exhibits

(d)	Exhibit No.	Exhibit Title or Description

	99.1	Press Release dated September 5, 2007
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

INTERNATIONAL STEM CELL CORPORATION
Dated: September 5, 2007
By:	/s/ William B. Adams
Name:	William B. Adams
Title:	Chief Financial Officer and Director

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated September 5, 2007